SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                             January 26, 2005
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Exhibit Index - Page 3

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02     Results of Operations and Financial Condition

        On January 26, 2005, Hershey Foods Corporation (“the Company”) announced sales and earnings for the fourth quarter and full year ended December 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information in this Current Report, including the Exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

            (c)       Exhibits

                        99.1       Press Release dated January 26, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 26, 2005

                 HERSHEY FOODS CORPORATION

By:     /s/David J. West
David J. West
             Senior Vice President,
             Chief Financial Officer

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Exhibit Index - Page 3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hershey Foods Corporation Press Release dated January 26, 2005

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Exhibit Index - Page 3